Note 3 - Related Parties	12 Months Ended
Dec. 31, 2012
Related Party Transactions Disclosure [Text Block]
3.	RELATED PARTIES

Historically, the Company had significant relationships with two privately owned Italian companies: F3F S.p.A. (formerly known as FinSirton S.p.A.) and its wholly owned subsidiary, Sirton Pharmaceuticals S.p.A. (now Vifarma S.p.A.).  F3F S.p.A., the parent company of several businesses, remains one of the Company’s largest shareholders (with approximately 17% ownership at December 31, 2012) and was originally the Company’s sole shareholder. The Company’s former Chief Executive Officer and Chairperson, Dr. Laura Ferro may be deemed to control F3F S.p.A..  In addition, Dr. Ferro previously served as a member of Sirton’s (now Vifarma’s) Board of Directors.

Sirton (now Vifarma S.p.A.) was put into liquidation and, on June 28, 2010, Sirton was admitted by the Court of Como to a composition with creditors’ proceedings ("concordato preventivo").  The composition with creditors was approved on February 3, 2011. At that time, Sirton’s assets were acquired by a third party, as approved by the Court of Como. A liquidator has been appointed to manage the liquidation process and the distribution of proceeds received from the sale of Sirton’s assets to Sirton’s creditors. Although the distribution allocation has not yet been finalized, we understand that the liquidator may propose to satisfy the amounts due to secured creditors in full, with a payout distribution of 18.26% to all unsecured creditors. Our net exposure to Sirton at the date of the admission to the composition with creditors was €850. If the preliminary indication from the liquidator is confirmed we may collect 18.26% or €155 of the receivables outstanding on the date of the admission to the composition with creditors. In 2012, we received a partial payment of €85. In the prior year, due to the uncertainty of the final distribution to creditors from the sales of Sirton’s assets, we established an allowance for doubtful accounts of €850, which represents our exposure against Sirton. In 2012, in connection with the partial payment received, we released €85 of the allowance. As of December 31, 2012, we still maintain an allowance of €765 which represents our exposure against Sirton (now Vifarma S.p.A.).

The Company had a lease agreement with Sirton (now Vifarma S.p.A.) that expired on December 31, 2010, but was renewed for an additional six-year term.  In connection with Sirton’s (now Vifarma S.p.A.) liquidation proceeding, the lease agreement with Sirton (now Vifarma S.p.A.), along with the premises to which such lease pertains, were transferred to an unrelated third party that has also acquired the rights to Sirton’s name and assets.

On January 1, 2012, we entered into a new commercial lease with F3F S.p.A..  The area leased is approximately 4,800 square meters in size and is used for offices, manufacturing, laboratories and storage facilities. The lease provides for an annual fee of €185 for the initial six-year term, which may be adjusted annually based on the cost of living index, and, in the event we exercise our six-year renewal option, €215 on an annual basis, subject to cost of living adjustments.

Expenses under these operating leases for the years ended December 31, 2010, 2011 and 2012 amounted to €192, €212 and €195, respectively.  See Note 17 for the commitments under these leases.

For the years ended December 31, 2010, 2011 and 2012, the Company had the following transactions with F3F S.p.A. and Sirton (now Vifarma S.p.A.):

	For the Year Ended December 31,
	2010	2011	2012
Expenses
Cost of goods sold	164	-	-
Charges from related parties	346	222	186
Total	510	222	186

As of December 31, 2011 and 2012, the Company had balances with F3F S.p.A. and Sirton (now Vifarma S.p.A.) as listed below.  In 2011 and 2012, transactions with the new Sirton Pharmaceuticals S.p.A were not classified as transactions with a related party since the new Sirton Pharmaceuticals S.p.A. is no longer a related party of the Company given the change of ownership.

The Company is a party to a license and supply agreement with Sigma-Tau Pharmaceuticals, Inc., pursuant to which we have granted Sigma-Tau Pharmaceuticlas, Inc. a license to market defibrotide to treat and prevent VOD in the Americas and Sigma-Tau Pharmaceuticals, Inc. has agreed to purchase defibrotide from us for this use.  Sigma-Tau Pharmaceuticals, Inc. is an affiliate of Sigma-Tau Finanziaria S.p.A..  Dr. Marco Brughera, who holds various senior-level positions within the Sigma-Tau Group, serves as a member of our Board of Directors.  See Note 4 for further discussion of our relationship with Sigma-Tau.

Under the license and supply agreement, Sigma-Tau Pharmaceuticals, Inc. has agreed to reimburse us for fifty percent of certain costs incurred incurred relating to our Phase III clinical trial of defibrotide to treat severe VOD.  This agreement was amended effective January 7, 2010.  While Sigma-Tau will continue to share development costs for studies currently required for the filing of an NDA for defibrotide, the Company agreed to engage in good faith negotiations with Sigma-Tau regarding the funding of certain additional costs that may be required to obtain regulatory approval in the U.S., and further agreed that $1.0 million in costs reimbursed by Sigma-Tau will be deductible from royalty payments owed to the Company in the future under the license and supply agreement.  In 2012, Sigma-Tau agreed to reimburse the Company approximately $2.9 million over the next two years. The balance of any reimbursements owed to us by Sigma-Tau Pharmaceuticals, Inc. was classified as accounts receivable from related parties and other revenues from related parties in the accompanying consolidated financial statements.

	As of December 31,
	2011	2012
Accounts Receivable – Sirton (now Vifarma S.p.A.)	€850	€765
Accounts Receivable – F3F S.p.A. (formerly FinSirton S.p.A.)	256	-
Accounts Receivable – Sigma Tau	30	217
Allowance of doubtful accounts	(850)	(765)
Accounts Receivable, net	286	217

Accounts Payable Sirton (now Vifarma S.p.A.)	5	5
Accounts Payable F3F S.p.A. (formerly FinSirton S.p.A.)	285	-
	290	5

The accounting policies applied in transactions with our affiliates are consistent with those policies applied in transactions with independent third parties and all related party agreements are negotiated on an arm’s length basis.